UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 13, 2009

IPC Holdings, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda

(State or Other Jurisdiction of Incorporation)

0-27662	Not Applicable
(Commission File Number)	(I.R.S. Employer Identification No.)

American International Building 29 Richmond Road Pembroke, Bermuda	HM 08
(Address of principal executive offices)	(Zip Code)

(441) 298-5100

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

In connection with Mr. John R. Weale’s appointment as Interim President and Chief Executive Officer of IPC Holdings, Ltd. (“IPC”), on July 13, 2009, IPCRe Limited, the wholly owned operating subsidiary of IPC (“IPCRe”), and Mr. Weale entered into an amendment (the “Amendment”), which modifies certain terms of his employment agreement (the “Employment Agreement”) with IPCRe.

As provided in the Amendment, Mr. Weale will receive an additional monthly bonus of $33,166.67 per month for the duration of time during which he carries on the responsibilities and duties of Interim President and Chief Executive Officer. Additionally, the amount of Mr. Weale’s annual bonus at “target” will be 100% of $915,000, pro-rated for the period of time during which he serves as Interim President and Chief Executive Officer. Upon termination of Mr. Weale’s appointment as Interim President and Chief Executive Officer, Mr. Weale’s annual bonus at “target” will revert to 75% of his base salary, pro-rated for the period of time that he was not the Interim President and Chief Executive Officer. Mr. Weale’s base salary will remain the same over the course of his appointment as Interim President and Chief Executive Officer.

The Amendment also provides that for purposes of calculating certain cash severance benefits that would generally be payable to Mr. Weale if his employment is terminated within 12 months following a “change of control” (as defined in the Employment Agreement), the “target” amount of his annual bonus shall be $650,000.

Information regarding the original terms of Mr. Weale’s Employment Agreement, including a copy of Mr. Weale’s Employment Agreement, can be found in IPC’s Form 8-K, filed on March 2, 2009 and is incorporated into this Item 5.02 by reference.

Information regarding Mr. Weale’s appointment as Interim President and Chief Executive Officer of IPC can be found in IPC’s Form 8-K, filed on July 1, 2009 and is incorporated into this Item 5.02 by reference.

The Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 5.02 by reference. The foregoing summary of the Amendment is not complete and is qualified in entirety by reference to the Amendment.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit	Description
Exhibit 10.1	Amendment to Employment Agreement between IPCRe Limited and John R. Weale.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPC HOLDINGS, LTD.

By	/s/ Melanie J. Saunders
Melanie J. Saunders
Company Secretary

Date: July 13, 2009

EXHIBIT INDEX

Exhibit	Description
Exhibit 10.1	Amendment to Employment Agreement between IPCRe Limited and John R. Weale.